SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported) November 18, 2004

FIRST UNION REAL ESTATE EQUITY AND MORTGAGE INVESTMENTS

(Exact Name of Registrant as Specified in Its Charter)

Ohio

(State or Other Jurisdiction of Incorporation)

001-06249	34-6513657
(Commission File Number)	(I.R.S. Employer Identification No.)

7 Bulfinch Place, Suite 500, P.O. Box 9507, Boston, Massachusetts	02114
(Address of Principal Executive Offices)	(Zip Code)

(617) 570-4600

(Registrant’s Telephone Number, Including Area Code)

n/a

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFT|R 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01. Completion of Acquisition or Disposition of Assets.

On November 18, 2004, FT-Fin Acquisition LLC (“FT-Fin”), a Delaware limited liability company wholly-owned by First Union Real Estate Equity and Mortgage Investment (the “Trust”), acquired from Finova Capital Corporation, an unaffiliated third party, 16 triple-net leased properties containing approximately 2.5 million gross square feet.  The aggregate purchase price for the properties was approximately $91.6 million, inclusive of the assumption of approximately $31.6 million of existing first mortgage debt on certain of the properties.

The $61.1 million equity required for this acquisition was provided in part from the proceeds of a $27 million loan from Key Bank (see below) as well as $33.6 million in net proceeds realized from the sale of the Park Plaza property in June 2004 which were being held by a qualified intermediary to enable First Union to acquire the properties in a 1031 exchange.

The following table sets forth the location, the tenant, the type and square footage of each property and whether the land underlying such properties is owned by the Trust in fee, pursuant to a ground lease or held in a land estate.

Property Location	Tenant	Type	Square Feet	Ownership of Land (Fee/Land Estate/Ground Lease)

Plantation, FL	BellSouth Communications, Inc.	Office	133,000	Land Estate
Athens, GA	The Kroger Co.	Retail	52,000	Land Estate
Atlanta, GA	The Kroger Co.	Retail	61,000	Ground Lease
Louisville, KY	The Kroger Co.	Retail	47,000	Land Estate
Lafayette, LA	The Kroger Co.	Retail	46,000	Ground Lease
St Louis, MO	The Kroger Co.	Retail	46,000	Land Estate
Biloxi, MS	The Kroger Co.	Retail	51,000	Land Estate
Greensboro, NC	The Kroger Co.	Retail	47,000	Ground Lease
Knoxville, TN	The Kroger Co.	Retail	43,000	Land Estate
Memphis, TN	The Kroger Co.	Retail	47,000	Land Estate
Denton, TX	The Kroger Co.	Retail	48,000	Land Estate
Seabrook, TX	The Kroger Co.	Retail	53,000	Land Estate
Sherman, TX (1)	The Kroger Co.	Retail	46,000	Land Estate
Orlando, FL	Siemens Real Estate, Inc.	Office	256,000	Ground Lease
Churchill, PA	Viacom, Inc.	Office R&D	1,008,000	Ground Lease
Jacksonville, FL	Winn-Dixie Stores, Inc.	Warehouse	549,000	Fee

(1) The tenant for the Sherman, Texas property has exercised a purchase option effective May 1, 2005 pursuant to their lease for a sale price of $2,017,657

The following table sets forth the terms and rental rates for each property:

Property Location	Initial Term	Initial Term Rent	Renewal Terms

Plantation, FL	3/29/2010	$3,158,220	Five 5-year
Athens, GA	10/31/2010	$220,327	Six 5-year
Atlanta, GA	10/31/2010	$259,308	One 6-yr/ Two 5-year
Louisville, KY	10/31/2010	$197,447	Six 5-year
Lafayette, LA	10/31/2010	$178,804	One 7-year /Six 5-year
St Louis, MO	10/31/2010	$233,038	Six 5-year
Biloxi, MS	10/31/2010	$219,480	Six 5-year
Greensboro, NC	10/31/2010	$202,532	One 7-year /Five 5-year
Knoxville, TN	10/31/2010	$214,395	Six 5-year
Memphis, TN	10/31/2010	$220,327	Six 5-year
Denton, TX	10/31/2010	$220,327	Six 5-year
Seabrook, TX	10/31/2010	$211,854	Six 5-year
Sherman, TX	10/31/2010	$203,379	Six 5-year
Orlando, FL	12/31/2010	$4,083,974	Six 5-year
Churchill, PA	12/31/2010	$2,786,151	Six 5-year
Jacksonville, FL	07/01/2011	$1,463,688	One 10-year/ Four 5-year

The following table sets forth the terms of the land estates:

Property Location	Land Estate Expiration	Lease Term Options Upon Expiration of Land Estate	Lease Term Rents Per Annum

Plantation, FL	02/28/2010	Thirteen 5-yr	$261,919 thru 6th term and then fair market value
Athens, GA	10/31/2010	Fourteen 5-yr	$18,600
Louisville, KY	10/31/2010	Fourteen 5-yr	$35,400
St Louis, MO	10/31/2010	Fourteen 5-yr	$61,400
Biloxi, MS	10/31/2010	Fourteen 5-yr	$54,000
Knoxville, TN	10/31/2010	Fourteen 5-yr	$97,200
Memphis, TN	10/31/2010	Fourteen 5-yr	$60,360
Denton, TX	10/31/2010	Fourteen 5-yr	$86,880
Seabrook, TX	10/31/2010	Fourteen 5-yr	$58,560
Sherman, TX	10/31/2010	Fourteen 5-yr	$80,160

The following table sets forth the terms of the ground leases:

Property Location	Current Term Expiration	Renewal Terms	Lease Term Rents Per Annum (1)

Atlanta, GA	09/30/2006	Four 5-yr	$30,000 plus ½ of 1% of sales greater than $27,805,800
Lafayette, LA	4/30/2008	Eight 5-yr	$176,244 increased by 5% for each successive renewal term
Greensboro, NC	12/31/2007	Four 5-yr & Fifteen 1-yr	$59,315 increased by approx. $12,000 for each successive renewal period plus 1% of sales over $35 M
Orlando, FL	12/31/2010	Six 5-yr	$2 thru the current term and fair market value thereafter
Churchill, PA	12/31/2010	Six 5-yr	$2 thru the current term and fair market value thereafter

(1)           The improvements lease requires the tenant to perform all covenants under the ground lease including the payment of ground rent.

The Orlando, Florida and Churchill, Pennsylvania properties are not encumbered by a first mortgage.  The following table sets for the terms of the first mortgages for each property:

Property Location	Principal Balance at 11/1/04	Maturity	Interest Rate	2005 Debt Service	Prepayment Terms

Plantation, FL	$12,624,403	3/29/2010	6.45%	$2,762,944	Make Whole Premium
Kroger Properties(1)	$12,136,773	11/1/2010	6.71%	$2,473,927	Make Whole Premium
Jacksonville, FL	$6,875,811	7/1/2011	9.95%-11.05%	$1,463,688	No Voluntary Prepayment

(1)           Each of the properties leased to Kroger are encumbered by one loan that is secured by all of the Kroger properties.

Attached hereto as Exhibit 99.1 is a Press Release dated November 18, 2004 announcing this acquisition.

ITEM 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On November 18, 2004, FT-Fin obtained a loan from Keybank National Association and Newstar CP Funding LLC and other lenders party thereto in the original principal amount of $27,000,000.  In addition, upon the satisfaction of certain conditions, FT-Fin can draw an additional $26,000,000 on the loan.  The loan bears interest at LIBOR plus 450 basis points, has a three-year term, subject to two one year extensions which may be exercised upon payment of .25% fee.  As a result of FT-Fin entering into an interest rate swap agreement, FT-Fin effectively fixed the interest at 8.55% per annum.  The loan is secured by a first mortgage on the Orlando, Florida and Churchill, Pennsylvania properties and a pledge on the Trust’s ownership interest in FT-Fin.

The loan requires monthly payments of interest only and amortization payments for each semiannual period ending on June 30 and December 31 during the term based on a 50% of the excess cash flow (as defined) after first mortgage debt and interest on this loan.

The loan is prepayable at any time without premium or penalty.

In connection with the loan, the Trust was required to provide standard hazardous substance and non-recourse carve-out guarantees to the lenders.

ITEM 9.01	Financial Statements and Exhibits.

(b)	Pro Forma Financial Information.

The financial information required will be filed prior to the 71st day after the date hereof

(c)	Exhibits

10.1

Loan Agreement, dated November 18, 2004, among FT-Fin Acquisition LLC, Keybank National Association, Newstar CP Funding LLC, Keybank National Association, as agent for itself and such other lending institutions, and Keybanc Capital Markets, as the Arranger

10.2	Form of Mortgage, dated November 18, 2004, in favor of Keybank National Association.

10.3	Ownership Interest Pledge Agreement, dated November 18, 2004, from FT-Fin Acquisition LLC to Keybank National Association.

10.4	Guaranty, dated as of November 18, 2004, by First Union Real Estate Equity and Mortgage Investments in favor of Keybank National Association, as the agent.

10.5	Indemnity Regarding Hazardous Materials, dated as of November 18, 2004, by First Union Real Estate Equity and Mortgage Investments in favor of Keybank National Association, as the agent.

99.1	Press Release dated November 18, 2004

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 22nd day of November, 2004.

FIRST UNION REAL ESTATE EQUITY AND MORTGAGE INVESTMENTS

By:	/s/ Carolyn Tiffany
Carolyn Tiffany
Chief Operating Officer